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                               SECURITIES AND EXCHANGE COMMISSION
                                     Washington, D.C. 20549
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                                            FORM T-1

                                 Statement of Eligibility Under
                              The Trust Indenture Act of 1939 of a
                            Corporation Designated to Act as Trustee
                        Check if an Application to Determine Eligibility of
                             a Trustee Pursuant to Section 305(b)(2)
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                                    U.S. BANK NATIONAL ASSOCIATION
                          (Exact name of Trustee as specified in its charter)

                                              31-0841368
                                  I.R.S. Employer Identification No.

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                   60 Livingston Avenue                                               55107
                       St. Paul, MN
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         (Address of principal executive offices)                                   (Zip Code)
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                                       S. Christopherson
                                 U.S. Bank National Association
                                       60 Livingston Avenue
                                       St. Paul, MN 55107
                                         (651) 495-3852
                  (Name, address and telephone number of agent for service)

                          Irwin Whole Loan Home Equity Trust 2003-D
                           (Issuer with respect to the Securities)

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                    Delaware                                                        13-3460894
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     (State or other jurisdiction of incorporation or                  (I.R.S. Employer Identification No.)
                       organization)
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                  Eleven Madison Avenue                                               10010
                       New York, NY
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         (Address of Principal Executive Offices)                                  (Zip Code)
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                             Home Equity Loan-Backed Notes
                          (Title of the Indenture Securities)

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                                      FORM T-1

Item 1.      GENERAL INFORMATION.  Furnish the following information as to the Trustee.

              a)           Name and address of each examining or supervising
                           authority to which it is subject.  Comptroller of the
                           Currency Washington, D.C.

              b)           Whether it is authorized to exercise corporate trust
                           powers. Yes

Item 2.     AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

Items 3-15         Items 3-15 are not applicable because to the best of the
                  Trustee's knowledge, the obligor is not in default under any
                  Indenture for which the Trustee acts as Trustee.

Item 16.     LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

              1.  A copy of the Articles of Association of the Trustee.*

              2.  A copy of the certificate of authority of the Trustee to commence business.

              3.  A copy of the certificate of authority of the Trustee to exercise corporate trust powers.

              4.  A copy of the existing bylaws of the Trustee.*

              5.  A copy of each Indenture referred to in Item 4. Not
                  applicable.

              6.  The consent of the Trustee required by Section 321(b) of the
                  Trust Indenture Act of 1939, attached as Exhibit 6.

              7.  Report of Condition of the Trustee as of September 30, 2003,
                  published pursuant to law or the requirements of its
                  supervising or examining authority, attached as Exhibit 7.

       * Incorporated by reference to Registration Number 333-67188.

                                            NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of
10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                          SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of
America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the
City of St. Paul, State of Minnesota on the 17th day of November, 2003.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:      /s/ S. Christopherson
                                                     -----------------------------------
                                                     S. Christopherson
                                                     Vice President

By:      /s/ Charles F. Pedersen                                                                               Charles F. Pedersen
         Vice President

                                    Exhibit 6

                                      CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange
Commission upon its request therefor.

Dated:  November 17, 2003

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:      /s/ S. Christopherson
                                                     S. Christopherson
                                                     Vice President

By:      /s/ Charles F. Pedersen
         Charles F. Pedersen
         Vice President

                                          Exhibit 7
                               U.S. Bank National Association
                              Statement of Financial Condition
                                       As of 9/30/2003

                                          ($000's)

                                                                        9/30/2003
Assets
     Cash and Due From Depository Institutions                            $9,363,408
     Federal Reserve Stock                                                         0
     Securities                                                           34,719,100
     Federal Funds                                                         2,322,794
     Loans & Lease Financing Receivables                                 118,943,010
     Fixed Assets                                                          1,915,381
     Intangible Assets                                                     9,648,952
     Other Assets                                                          9,551,844
         Total Assets                                                   $186,464,489

Liabilities
     Deposits                                                           $122,910,311
     Fed Funds                                                             6,285,092
     Treasury Demand Notes                                                 3,226,368
     Trading Liabilities                                                     246,528
     Other Borrowed Money                                                 21,879,472
     Acceptances                                                             145,666
     Subordinated Notes and Debentures                                     6,148,678
     Other Liabilities                                                     5,383,119
     Total Liabilities                                                  $166,225,234

Equity
     Minority Interest in Subsidiaries                                    $1,003,166
     Common and Preferred Stock                                               18,200
     Surplus                                                              11,676,398
     Undivided Profits                                                     7,541,491
         Total Equity Capital                                            $20,239,255

Total Liabilities and Equity Capital                                    $186,464,489

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:       /s/ S. Christopherson
          Vice President

Date:  November 17, 2003

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